UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 7, 2022
______________________

CDK GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)
______________________

Delaware	001-36486			46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

1950 Hassell Road
	Hoffman Estates,	IL	60169
(Address of Principal Executive Offices) (Zip Code)
	(847)	397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

As previously announced, on April 7, 2022, CDK Global, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Central Parent LLC (“Parent”), a Delaware limited liability company, and Central Merger Sub Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Parent. Parent and Merger Sub are newly-formed entities that were formed by an affiliate of Brookfield Asset Management Inc. and Brookfield Capital Partners VI L.P. in connection with the transactions contemplated by the Merger Agreement.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will commence a cash tender (the “Offer”) no later than 10 business days after the date of the Merger Agreement, to purchase all of the outstanding shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), at a per share price of $54.87 (the “Offer Price”) in cash, without interest.

The obligation of Merger Sub to purchase shares of Common Stock validly tendered and not properly withdrawn pursuant to the Offer is subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, including (i) that the number of shares of Common Stock validly tendered and not properly withdrawn prior to the expiration of the Offer, excluding shares of Common Stock tendered pursuant to guaranteed delivery procedures that have not yet been “received” (as such term is defined in Section 251(h) of the Delaware General Corporate Law, as amended (the “DGCL”)), together with any shares of Common Stock (if any) owned by Parent, Merger Sub, or any of their affiliates, represents at least a majority of the then outstanding shares of Common Stock (the “Minimum Condition”); (ii) the absence of any law or order prohibiting the consummation of the Offer or the Merger (as defined below); (iii) (x) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (y) the consents or approvals under the Competition Act (Canada), R.S.C., 1985, c. C-34, have been obtained; (iv) the representations and warranties of the Company under the Merger Agreement being true and correct as of the expiration time of the Offer, subject to the applicable materiality thresholds set forth in the Merger Agreement, (v) the Company’s performance in all material respects of its obligations under the Merger Agreement; and (vi) the absence, since the date of the Merger Agreement, of any fact, event, development or effect that has had, or would be reasonably expected to have, a Company Material Adverse Effect (as defined in the Merger Agreement). Parent and Merger Sub are not obligated or permitted to extend the Offer beyond the Termination Date (as defined below). In addition, the parties agreed that the expiration of the Offer would not occur prior to July 1, 2022, as may be extended under certain circumstances.

Following the consummation of the Offer and subject to the satisfaction or waiver of conditions as set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”). The Merger will be governed by Section 251(h) of the DGCL and effected without a vote of the Company stockholders. As a result of the Merger, each share of Common Stock (other than Common Stock that is not (i) validly tendered and irrevocably accepted for payment pursuant to the Offer, (ii) held by a holder who is entitled to demand and properly demands the appraisal of such shares in accordance with Section 262 of the DGCL; (iii) owned by the Company or held in the Company’s treasury immediately prior to the Effective Time; (iv) owned by any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time or (v) owned by Parent or Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent, both at commencement of the Offer and immediately prior to the Effective Time) will be automatically converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest and in accordance with the terms of the Merger Agreement.

The Merger Agreement also provides that (i) each Company stock option will be canceled in exchange for the right to receive an amount in cash, without interest, equal to the product of the excess, if any, of the Merger Consideration over the per-share exercise price of the applicable Company stock option, multiplied by the aggregate number of shares of Common Stock subject to such Company stock option immediately before the Effective Time; provided, that any Company stock option with a per-share exercise price equal to or greater than the Merger Consideration will be canceled for no consideration, (ii) each Company restricted share will be converted into the right to receive an amount in cash, without interest, equal to the Merger Consideration, (iii) each Company restricted stock unit will be converted into the right to receive an amount in cash, without interest, equal to the Merger Consideration multiplied by the aggregate number of shares of Common Stock subject to such Company restricted stock unit immediately before the Effective Time and (iv) each Company performance stock unit will be converted into the right to receive an amount in cash, without interest, equal to the Merger Consideration multiplied by the aggregate numbers of shares of Common Stock subject to such Company performance stock unit immediately before the Effective Time (assuming that all applicable performance metrics for performance periods that have not been completed as of immediately before the Effective Time had been achieved (on a cumulative basis and not on individual performance year basis) at the greater of target level and actual performance measured through the Effective Time, with the financial performance metrics in respect of any fiscal year commencing after the 2022 fiscal year being deemed achieved at the target level).

The Merger Agreement includes representations and warranties, and covenants of the parties customary for a transaction of this nature. Until the earlier of the termination of the Merger Agreement and the date on which the Merger becomes effective (the “Effective Time”), the Company has agreed to use its reasonable best efforts to conduct its business and the business of its subsidiaries in the ordinary course, and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement. Subject to the terms and conditions of the Merger Agreement, the Company has also agreed not to solicit or initiate discussions with any third party regarding acquisition proposals.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Merger Sub. The Merger Agreement also includes customary termination provisions for both the Company and Parent, including, among others, a mutual termination right if the Offer has not been consummated on or before October 7, 2022 (the “Termination Date”). The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement), the Company will be required to pay a termination fee of $181,500,000 (the “Company Termination Fee”). Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain procedures set forth in the Merger Agreement and a determination by the Company’s Board of Directors that the failure to take such action would reasonably be expected to be inconsistent with the Company’s Board of Directors’ fiduciary duties, payment of the Company Termination Fee by the Company and execution of a definitive agreement by the Company with such third party in respect of such Superior Proposal.

The Company is entitled to terminate the Merger Agreement and receive a termination fee equal to $594,000,000 (the “Parent Termination Fee”) in certain circumstances, including if (i) all offer conditions have been satisfied by the expiration time of the Offer and Merger Sub fails to consummate the Offer within 2 business days following such expiration when the Company had confirmed in writing that it stood ready, willing and able to consummate the closing, (ii) Parent breaches or fails to perform any of its representations, warranties or covenants, obligations or agreements in the Merger Agreement and such breach (x) would reasonably be expected to prevent or materially delay the ability of Parent or Merger Sub to perform its obligations under the Merger Agreement or to consummate the transaction on a timely basis and (y) is not cured by the earlier of (A) the business day prior the Termination Date and (B) 20 business days following notice delivered by the Company or (iii) Merger Sub terminates the Offer prior to its scheduled expiration time other than as permitted under the Merger Agreement or makes any other change to the Offer in breach of the Merger Agreement and such breach is not cured within 5 business days following notice delivered by the Company. In addition, the Parent Termination Fee would be payable to the Company if the Merger Agreement is terminated by any party due to the closing not occurring by the Termination Date and at the time the Company was able to terminate the Merger Agreement pursuant to clauses (i)-(iii) of this paragraph.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and which is incorporated herein by reference. The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances about the Company, Parent or Merger Sub at the time they were made or otherwise, and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Debt and Equity Commitments

Parent has obtained equity and debt financing commitments that are customary for transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate consideration required by the Offer and the Merger and all related fees and expenses. Financing will consist of common equity committed by entities affiliated with Brookfield Asset Management, Inc. and debt committed by third party financing sources.
Parent has secured committed equity financing provided by Brookfield Asset Management, Inc., a corporation organized under the laws of Ontario, and Brookfield Capital Partners VI L.P., a Cayman Islands exempted limited partnership (collectively, the “Investors”), who have agreed to capitalize Parent, subject to the terms and conditions set forth in such equity commitment letter. Parent has also delivered to the Company a limited guarantee provided by the Investors, which guarantees the obligations of Parent with respect to the payment of the Parent Termination Fee and certain other costs and expenses, subject to the terms and conditions set forth in such limited guarantee. The limited guarantee is a several (not joint) obligation of the Investors.
Parent has obtained commitments for debt financing consisting of a $4.35 billion senior secured term loan facility, $650 million senior secured revolving facility and a $865 million unsecured bridge facility from Credit Suisse AG, Credit Suisse Loan Funding LLC, Goldman Sachs Bank USA, Bank of Montreal, BMO Capital Markets Corp., Barclays Bank PLC, Deutsche

Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Royal Bank of Canada, RBC Capital Markets, LLC, The Toronto-Dominion Bank, New York Branch, TD Securities (USA) LLC, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Bank of America, N.A. and BofA Securities, Inc. (collectively, the “Lenders”) on the terms set forth in a debt commitment letter. The obligations of the Lenders to provide debt financing under the debt commitment letter are subject to customary conditions. Pursuant to the Merger Agreement, the Company has agreed to cooperate with Parent and Merger Sub in connection with the debt financing.

Additional Information

The tender offer for the outstanding common stock of the Company has not yet commenced. This communication does not constitute a recommendation, an offer to purchase or a solicitation of an offer to sell the Company’s securities. An offer to purchase shares of the Company’s common stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. The tender offer materials (including the Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement on Schedule 14D-9 will contain important information. The Company’s stockholders are urged to read these documents (including the Offer to Purchase and related Letter of Transmittal and certain other documents), and the Solicitation/Recommendation Statement, as may be amended from time to time, carefully when they become available because they will contain important information that they should consider before making any decision regarding tendering their Shares. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies of the documents may be obtained for free on the Company’s website at www.cdkglobal.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their shares of common stock in the tender offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; (vii) the effect of this announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in the Company’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended June 30, 2021 and any subsequent quarterly reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are based on information currently available to the Company, and the Company expressly disclaims any intent or obligation to update, supplement or revise publicly these forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of April 7, 2022, by and among CDK Global, Inc., Central Parent LLC and Central Merger Sub Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK GLOBAL, INC.

Date:	April 8, 2022	/s/ Lee Brunz
Lee Brunz
Executive Vice President, General Counsel and Secretary